Osterweis Institutional Equity Fund
(OSTEX)

Summary Prospectus | July 5, 2017
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.osterweis.com/prospectus. You may also obtain this information at no cost by calling (866) 236-0050 or by e-mail at marketing@osterweis.com. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Osterweis Institutional Equity Fund (the “Fund”) seeks long-term total returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.86%
Fee Waiver and/or Expense Reduction	-0.85%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction(2)	1.01%

(1)
The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Osterweis Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction for the Fund to 1.00% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap is indefinite, but will remain in effect until at least June 30, 2018. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Osterweis Institutional Equity Fund	Summary Prospectus | July 5, 2017

Example

This Example is intended to help you compare the cost of investing in the Osterweis Institutional Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $103	3 Years: $502	5 Years: $927	10 Years: $2,110

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Osterweis Institutional Equity Fund invests, under normal circumstances, at least 95% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests primarily in common stocks of companies that Osterweis Capital Management, LLC (the “Adviser”) believes offer superior investment value and opportunity for growth. The Fund may invest in companies of any size – large, medium and small. The equity securities in which the Fund may invest will consist primarily of investments in common stocks, preferred stocks, convertible stocks, warrants, income trusts and other similar equity securities of companies that the Adviser believes offer superior investment value and opportunity for growth. The Adviser places particular emphasis on the analysis of a company’s ability to generate free cash flow and the value-enhancing deployment of this cash, balance sheet strength and longer-term growth prospects.

The Adviser also seeks under-researched, high-growth situations that it believes can be purchased at modest valuations, as well as companies with substantial unrecognized asset value and improving earnings prospects. As such companies achieve greater visibility over time and their stocks are accorded valuations more in line with their growth rates, the Adviser may choose to sell those stocks.

Other types of equity securities in which the Fund may invest include convertible securities and publicly traded Master Limited Partnerships (“MLPs”). MLPs are generally energy or natural resource-related companies and may comprise up to 20% of the Fund’s assets. The Fund may also invest up to 40% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including those in emerging markets.

The Institutional Equity Fund may, at times, invest greater than 25% of its net assets in the securities of companies in the same market sector. The Adviser will use its judgment and discretion regarding which sectors offer the greatest potential for long-term financial gain. This may, and likely will, change over time.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

Osterweis Institutional Equity Fund	Summary Prospectus | July 5, 2017

•
Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.

•
Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Foreign Securities and Emerging Markets Risk: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between U.S. and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.

•
General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.

•
Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and, if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.
•
Master Limited Partnership Risk: Investing in MLPs entails risk related to potential changes in the U.S. tax code which could revoke the pass-through tax attributes that make MLPs marginally more attractive today compared to other investments, fluctuations in energy prices, decreases in supply of or demand for energy commodities decreases in demand for MLPs in rising interest rate environments and various other risks. Investments in general partnerships may be riskier than investments in limited partnerships.

•
Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that adverse economic, business or other developments affecting a specific sector that the Fund has a focused position in may result in greater risk of loss than if the Fund’s investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

•	Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year for the past four calendar years. The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.osterweis.com.

Osterweis Institutional Equity Fund	Summary Prospectus | July 5, 2017

Osterweis Institutional Equity Fund
Calendar Year Total Returns as of December 31,*

Best Quarter:	1Q, 2013	14.84%

Worst Quarter:	3Q, 2015	-11.61%

* The Osterweis Institutional Equity Fund’s calendar year-to-date return as of March 31, 2017 was 4.85%.

Average Annual Total Returns	As of December 31, 2016
	1 Year	Since Inception (7/31/12)
Return Before Taxes	7.48%	9.24%
Return After Taxes on Distributions	5.39%	6.95%
Return After Taxes on Distributions and Sale of Fund Shares	5.81%	7.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.01%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC

Osterweis Institutional Equity Fund	Summary Prospectus | July 5, 2017

Portfolio Managers

John S. Osterweis, Chairman and Chief Investment Officer – Portfolio Manager of the Fund since inception
Gregory S. Hermanski, Vice President – Portfolio Manager of the Fund since inception
Nael Fakhry, Vice President – Portfolio Manager of the Fund since 2014

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050 or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open A New Account	To Add to An Existing Account
Regular Accounts	$100,000	$100
Automatic Investment Plan	$100,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$100,000	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.